SEI INSTITUTIONAL INVESTMENTS TRUST
SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

LARGE CAP FUND
SMALL CAP FUND
CORE FIXED INCOME FUND
HIGH YIELD BOND FUND
INTERNATIONAL FIXED INCOME FUND
EMERGING MARKETS EQUITY FUND
INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

This Prospectus concisely sets forth information about the above-referenced funds that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated September 30, 1997 has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing the distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated by reference into this Prospectus.

SEI Institutional Investments Trust ("SIIT" or the "Trust") is an open-end management investment company that offers certain institutions with investable pools of assets that have signed an Investment Management Agreement with SEI Investments Management Corporation a convenient means of investing in professionally managed diversified and non-diversified portfolios of securities.

THE HIGH YIELD BOND FUND INVESTS PRIMARILY, AND MAY INVEST ALL OF ITS ASSETS, IN LOWER RATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." THESE SECURITIES ARE SPECULATIVE AND ARE SUBJECT TO GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN ARE INVESTMENTS IN HIGHER RATED BONDS. BECAUSE INVESTMENT IN SUCH SECURITIES ENTAILS GREATER RISKS, INCLUDING RISK OF DEFAULT, AN INVESTMENT IN THE HIGH YIELD BOND FUND SHOULD NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS POSED BY AN INVESTMENT IN THE HIGH YIELD BOND FUND BEFORE INVESTING. SEE "INVESTMENT OBJECTIVES AND POLICIES," "GENERAL INVESTMENT POLICIES AND RISK FACTORS -- RISK FACTORS RELATING TO INVESTING IN LOWER RATED SECURITIES" AND THE "APPENDIX."

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS
               _________________________________________________________________

Annual Operating Expenses........................          3
Financial Highlights.............................          4
The Trust........................................          5
Eligible Investors...............................          5
General Management of the Funds..................          5
The Money Managers...............................          8
Investment Objectives and Policies...............         17
General Investment Policies and Risk Factors.....         22
Investment Limitations...........................         25
Purchase and Redemption of Shares................         26
Performance......................................         28
Taxes............................................         28
General Information..............................         29
Description of Permitted Investments and Risk
 Factors.........................................         32
Appendix.........................................        A-1

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------

                                                                                                         EMERGING
                                                                CORE FIXED   HIGH YIELD   INTERNATIONAL   MARKETS    INTERNATIONAL
                                       LARGE CAP    SMALL CAP     INCOME        BOND      FIXED INCOME    EQUITY        EQUITY
                                         FUND         FUND         FUND         FUND          FUND         FUND          FUND
                                      -----------  -----------  -----------  -----------  ------------  -----------  ------------
Management/Administration Fees
 (AFTER FEE WAIVERS) (1)(2)                .26%         .51%         .14%         .38%         .34%          .94%         .33%
Other Expenses (3)                         .08%         .09%         .07%         .09%         .27%          .46%         .25%
---------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses (AFTER
 FEE WAIVERS) (4)                          .34%         .60%         .21%         .47%         .61%         1.40%         .58%
---------------------------------------------------------------------------------------------------------------------------------

(1) EACH SHAREHOLDER MUST ALSO ENTER INTO AN INVESTMENT MANAGEMENT AGREEMENT WITH SEI INVESTMENTS MANAGEMENT CORPORATION ("SIMC") FOR INVESTMENT STRATEGIES AND PROGRAMS AND ASSET ALLOCATION SERVICES, AND PAY AN ANNUAL FEE THEREUNDER CALCULATED AS A SPECIFIED PERCENTAGE OF THE SHAREHOLDER'S ASSETS MANAGED BY SIMC.

(2) SIMC AND SEI FUND MANAGEMENT ("SEI MANAGEMENT") HAVE AGREED TO WAIVE, ON A VOLUNTARY BASIS, A PORTION OF THEIR FEES, AND THE MANAGEMENT/ ADMINISTRATION FEES SHOWN REFLECT THESE VOLUNTARY WAIVERS. EACH OF SIMC AND SEI MANAGEMENT RESERVES THE RIGHT TO TERMINATE ITS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH FEE WAIVERS, MANAGEMENT/ADMINISTRATION FEES WOULD
    BE: LARGE CAP FUND, .40% AND .05%, RESPECTIVELY; SMALL CAP FUND, .65% AND .05%, RESPECTIVELY; CORE FIXED INCOME FUND, .30% AND .05%, RESPECTIVELY; HIGH YIELD BOND FUND, .49% AND .05%, RESPECTIVELY; INTERNATIONAL FIXED INCOME FUND, .45% AND .05%, RESPECTIVELY; EMERGING MARKETS EQUITY FUND, 1.05% AND .05%, RESPECTIVELY; AND INTERNATIONAL EQUITY FUND, .51% AND .05%, RESPECTIVELY.

(3) THE HIGH YIELD BOND, INTERNATIONAL FIXED INCOME AND EMERGING MARKETS EQUITY FUNDS HAD NOT COMMENCED OPERATIONS AS OF MAY 31, 1997. "OTHER EXPENSES" FOR THESE FUNDS ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(4) EACH OF SIMC AND SEI MANAGMENT RESERVES THE RIGHT TO TERMINATE ITS VOLUNTARY WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT THE FEE WAIVERS DESCRIBED ABOVE, TOTAL OPERATING EXPENSES WOULD BE: LARGE CAP FUND, .53%, SMALL CAP FUND, .79%, CORE FIXED INCOME FUND, .42%, HIGH YIELD BOND FUND, .63%, INTERNATIONAL FIXED INCOME FUND, .77%, EMERGING MARKETS EQUITY FUND, 1.56%, AND INTERNATIONAL EQUITY FUND, .81%.

EXAMPLE
--------------------------------------------------------------------------------

                                                                                          1 YR.       3 YRS.       5 YRS.
                                                                                       -----------  -----------  -----------
An investor in a Fund would pay the following expenses on a $1,000 investment assuming
 (1) a 5% annual return and (2) redemption at the end of each time period:
  Large Cap Fund                                                                        $       3    $      11    $      19
  Small Cap Fund                                                                        $       6    $      19    $      33
  Core Fixed Income Fund                                                                $       2    $       7    $      12
  High Yield Bond Fund                                                                  $       5    $      15           --
  International Fixed Income Fund                                                       $       6    $      20           --
  Emerging Markets Equity Fund                                                          $      14    $      44           --
  International Equity Fund                                                             $       6    $      19    $      32
----------------------------------------------------------------------------------------------------------------------------

                                                                                         10 YRS.
                                                                                       -----------
An investor in a Fund would pay the following expenses on a $1,000 investment assuming
 (1) a 5% annual return and (2) redemption at the end of each time period:
  Large Cap Fund                                                                        $      43
  Small Cap Fund                                                                        $      75
  Core Fixed Income Fund                                                                $      27
  High Yield Bond Fund                                                                         --
  International Fixed Income Fund                                                              --
  Emerging Markets Equity Fund                                                                 --
  International Equity Fund                                                             $      73
-------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN THE FUNDS. ADDITIONAL INFORMATION MAY BE FOUND UNDER "GENERAL MANAGEMENT OF THE FUNDS" AND "THE MONEY MANAGERS."

FINANCIAL HIGHLIGHTS
                  ______________________________________________________________

The following information has been derived from the financial statements audited by Coopers & Lybrand L.L.P., the Trust's independent accountants, as indicated in their report dated July 15, 1997 on the Trust's financial statements as of May 31, 1997, which are incorporated by reference into the Trust's Statement of Additional Information. The Trust's financial statements and additional performance information are set forth in the 1997 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734. This table should be read in conjunction with the Trust's financial statements and notes thereto. The High Yield Bond, International Fixed Income and Emerging Markets Equity Funds had not commenced operations as of the date of this Prospectus.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 DISTRIBUTIONS
        NET ASSET                  NET REALIZED     DISTRIBUTIONS     FROM       NET ASSET
          VALUE        NET        AND UNREALIZED     FROM NET      REALIZED        VALUE
        BEGINNING   INVESTMENT       GAINS ON       INVESTMENT      CAPITAL       END OF      TOTAL
        OF PERIOD     INCOME        SECURITIES        INCOME         GAINS        PERIOD      RETURN
-----------------------------------------------------------------------------------------------------
        ------------------------------------------------
        LARGE CAP FUND(1)
        ------------------------------------------------
 1997    $  10.00     $0.17           $ 2.63          $(0.14)       $   --        $  12.66     28.22%
        ------------------------------------------------
        SMALL CAP FUND(1)
        ------------------------------------------------
 1997    $  10.00     $0.06           $ 0.85          $(0.05)       $   --        $  10.86      9.18%
        ------------------------------------------------
        CORE FIXED INCOME FUND(1)
        ------------------------------------------------
 1997    $  10.00     $0.64           $ 0.17          $(0.64)       $(0.04)       $  10.13      8.28%
        ------------------------------------------------
        INTERNATIONAL EQUITY FUND(1)
        ------------------------------------------------
 1997    $  10.00     $0.14           $ 0.61          $(0.05)       $(0.01)       $  10.69      7.56%

                                                              RATIO OF
                       RATIO OF    INVESTMENT   TO AVERAGE   TO AVERAGE
        NET ASSETS     EXPENSES      INCOME     NET ASSETS   NET ASSETS   PORTFOLIO     AVERAGE
          END OF      TO AVERAGE   TO AVERAGE   (EXCLUDING   (EXCLUDING    TURNOVER    COMMISSION
       PERIOD (000)   NET ASSETS   NET ASSETS    WAIVERS)     WAIVERS)       RATE        RATE+
-----  ------------------------------------------------------------------------------------------

       ----------------------------------------
       LARGE CAP FUND(1)

       ----------------------------------------

 1997    $  438,818      0.34%        1.65%        0.53%        1.46%          71%       $  0.049

       ----------------------------------------
       SMALL CAP FUND(1)

       ----------------------------------------

 1997    $  123,941      0.60%        0.70%        0.79%        0.51%         163%       $  0.052

       ----------------------------------------
       CORE FIXED INCOME FUND(1)

       ----------------------------------------

 1997    $  349,304      0.21%        6.60%        0.42%        6.39%         194%            n/a

       ----------------------------------------
       INTERNATIONAL EQUITY FUND(1)

       ----------------------------------------

 1997    $  384,663      0.63%        1.73%        0.82%        1.54%         120%       $  0.017

    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
  + AVERAGE COMMISSION RATE PAID PER SHARE FOR EQUITY SECURITY PURCHASES AND
    SALES DURING THE PERIOD. GENERALLY, NON-U.S. COMMISSIONS ARE LOWER THAN U.S. COMMISSIONS WHEN EXPRESSED AS CENTS PER SHARE, BUT HIGHER WHEN EXPRESSED AS A PERCENTAGE OF TRANSACTIONS BECAUSE OF THE LOWER PER-SHARE PRICES OF MANY NON-U.S. SECURITIES.
 (1) THE FUNDS COMMENCED OPERATIONS ON JUNE 14, 1996. ALL RATIOS EXCEPT TOTAL RETURN HAVE BEEN ANNUALIZED.

THE TRUST
      __________________________________________________________________________

SEI INSTITUTIONAL INVESTMENTS TRUST ("SIIT" or the "Trust") is an open-end management investment company, organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of each fund. Currently, the Trust does not intend to issue additional classes of shares.

      This Prospectus relates to the following funds: Large Cap, Small Cap, Core Fixed Income, High Yield Bond, International Fixed Income, Emerging Markets Equity and International Equity Funds (each a "Fund" and, together, the "Funds"). All of these Funds are diversified funds except for the International Fixed Income Fund, which is a non-diversified fund. Additional information pertaining to the Trust may be obtained by writing SEI Investments Distribution, Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.
ELIGIBLE INVESTORS
               _________________________________________________________________

                     Eligible investors are principally institutions that have investable pools of assets, including defined benefit plans, defined contribution plans, health care defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans and have entered into an Investment Management Agreement (the "Agreement") with SEI Investments Management Corporation ("SIMC")(collectively, "Eligible Investors").

                           Pursuant to the Agreement, SIMC will consult with
                     each Eligible Investor to define its investment objectives, desired returns and tolerance for risk, and to develop a plan for the allocation of assets among different asset classes. The Agreement sets forth the fee to be paid to SIMC, which is ordinarily expressed as a percentage of the Eligible Investor's assets managed by SIMC. This fee, which is negotiated by the Eligible Investor and SIMC, may include a performance based fee or a fixed-dollar fee for certain specified services. Either the Eligible Investor or SIMC may terminate the Agreement upon written notice as provided in the Agreement.

GENERAL MANAGEMENT OF
THE FUNDS ______________________________________________________________________

                     SIMC (the "Manager") is a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), a financial services company. The principal business address of SIMC and SEI Investments is Oaks, Pennsylvania, 19456. SEI Investments was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of SIMC have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of money managers. SIMC currently serves as manager to more than 43 investment companies, including more than 325 funds, with more than $93.9 billion in assets as of May 31, 1997.

                           SIMC is the investment Manager for each of the Funds,
                     and operates as a "manager of managers." As Manager, SIMC oversees the investment advisory services provided to the Funds and manages the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of the Manager and the Board of Trustees, a number of sub-advisers (the "Money Managers") are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. Money Managers are selected for the Funds based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively a Money Manager's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

                           Subject to Board review, SIMC allocates and, when
                     appropriate, reallocates the Funds' assets among Money Managers, monitors and evaluates Money Manager performance, and oversees Money Manager compliance with the Funds' investment objectives, policies and restrictions. SIMC HAS ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE FUNDS DUE TO ITS RESPONSIBILITY TO OVERSEE MONEY MANAGERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

                           SIMC and the Trust have obtained an exemptive order
                     from the Securities and Exchange Commission (the "SEC") that permits SIMC, with the approval of the Trust's Board of Trustees, to retain Money Managers unaffiliated with SIMC for the Funds without submitting the Money Manager agreements to a vote of the Fund's shareholders. The exemptive relief permits SIMC to disclose only the aggregate amount payable by SIMC to the Money Managers under all such Money Manager agreements for each Fund. The Funds will notify shareholders in the event of any addition or change in the identity of its Money Managers.

                           For its management services, SIMC is entitled to a
                     fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund): Large Cap Fund, .40%; Small Cap Fund, .65%; Core Fixed Income Fund, .30%; High Yield Bond Fund, .49%; International Fixed Income Fund, .45%; Emerging Markets Equity Fund, 1.05%; and International Equity Fund, .51%. SIMC pays the Money Managers a fee out of its advisory fee, which fee is based on a percentage of the average monthly market value of the assets managed by each Money Manager.

                           For the fiscal year ended May 31, 1997, the Large
                     Cap, Small Cap, Core Fixed Income and International Equity Funds paid management fees to SIMC, after fee waivers, of .24%, .49%, .12% and .35%, respectively, of their average daily net assets. The High Yield Bond, International Fixed Income and Emerging Markets Equity Funds had not commenced operations as of May 31, 1997.

                           SEI Fund Management ("SEI Management" or the
                     "Administrator") provides the Trust with overall administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent. SEI Management also serves as transfer agent (the "Transfer Agent") for the Funds. For these administrative services, SEI Management is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .05% of the average daily net assets of each Fund.

                     SIMC and SEI Management have agreed, on a voluntary basis, to waive a portion of their Management/Administration Fees and/or reimburse Other Expenses to the extent necessary to keep Total Operating Expenses from exceeding current levels. The Total Operating Expenses reflect current fee waivers.

                           For the fiscal year ended May 31, 1997, the Large
                     Cap, Small Cap, Core Fixed Income and International Equity Funds paid administrative fees, after fee waivers, of .02%, .02%, .02% and .03%, respectively, of their average daily net assets. The High Yield Bond, International Fixed Income and Emerging Markets Equity Funds had not commenced operations as of May 31, 1997.

                           SEI Investments Distribution Co. (The "Distributor")
                     serves as each Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. No compensation is paid to the Distributor under the Distribution Agreement for distribution services for the shares of any Fund.

                           The Fund may execute brokerage or other agency
                     transactions through the Distributor, for which the Distributor may receive compensation.

                           The Distributor may, from time to time and at its own
                     expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Funds' shares.

THE MONEY MANAGERS  ____________________________________________________________

                     The assets of each Fund will be allocated among the Money Managers listed below. However, SIMC may change the allocation of a Fund's assets among Money Managers at any time.

                           The following table sets forth information about the
                     Money Managers selected for the Funds by the Boards of Trustees (as of September 30, 1997).

FUND                       MONEY MANAGERS
---------------------------------------------------------------------------------------
Large Cap                  Alliance Capital Management L.P.
                           American Express Asset Management Group Inc.
                           LSV Asset Management
                           Mellon Equity Associates
                           Pacific Alliance Capital Management
                           Provident Investment Counsel, Inc.
---------------------------------------------------------------------------------------
Small Cap                  1838 Investment Advisors, L.P.
                           Boston Partners Asset Management, L.P.
                           First of America Investment Corporation
                           Furman Selz Capital Management LLC
                           LSV Asset Management
                           Nicholas-Applegate Capital Management
                           Wall Street Associates
---------------------------------------------------------------------------------------
International Equity       Acadian Asset Management, Inc.
                           Farrell Wako Global Investment Management, Inc.
                           Lazard London International Investment Management Limited
                           Seligman Henderson Co.
                           Yamaichi Capital Management, Inc. and Yamaichi Capital
                             Management (Singapore) Limited
---------------------------------------------------------------------------------------
Emerging Markets Equity    Coronation Asset Management (Proprietary) Limited
                           Montgomery Asset Management, LLC
                           Parametric Portfolio Associates
                           Yamaichi Capital Management, Inc. and Yamaichi Capital
                             Management (Singapore) Limited
---------------------------------------------------------------------------------------
Core Fixed Income          BlackRock Financial Management, Inc
                           Firstar Investment Research & Management Company, LLC
                           Western Asset Management Company
---------------------------------------------------------------------------------------
High Yield Bond            BEA Associates
---------------------------------------------------------------------------------------
International Fixed        Strategic Fixed Income, L.P.
Income
---------------------------------------------------------------------------------------

1838 INVESTMENT ADVISORS, L.P.
                     1838 Investment Advisors, L.P. ("1838") serves as a Money Manager for a portion of the assets of the Small Cap Fund. As of June 30, 1997, 1838 managed $5.2 billion in assets, in large and small capitalization equity, fixed income and balanced account funds. Clients include corporate employee benefit plans, municipalities, endowments, foundations, jointly trusteed plans, insurance companies and wealthy individuals. The principal address of 1838 is 100 Matsonford Road, Suite 320, Radnor, Pennsylvania 19087.

                           Edwin B. Powell and Cynthia R. Axelrod are the fund
                     managers for the portion of the Small Cap Fund's assets allocated to 1838. These individuals work as a team and share responsibility. Mr. Powell managed small cap equity funds for Provident Capital Management from 1987 to 1994. Prior to joining 1838 in 1995, Ms. Axelrod was with Friess Associates from 1992 to 1995. Prior to that, she was with Provident Capital Management from 1987 to 1992.

ACADIAN ASSET MANAGEMENT, INC.
                     Acadian Asset Management, Inc. ("Acadian") serves as a Money Manager for a portion of the assets of the International Equity Fund. Acadian, a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), was founded in 1977, and manages approximately $4.25 billion in assets invested globally as of May 31, 1997. The principal address of Acadian is Two International Place, 26th floor, Boston, Massachusetts 02110.

                           A committee of investment professionals at Acadian is
                     responsible for managing the portion of the International Equity Fund's assets allocated to Acadian.

ALLIANCE CAPITAL MANAGEMENT L.P.
                     Alliance Capital Management L.P. ("Alliance") serves as a Money Manager for a portion of the assets of the Large Cap Fund. Alliance is a registered investment adviser organized as a Delaware limited partnership, which originated as Alliance Capital Management Corporation in 1971. Alliance Capital Management Corporation, an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, is the general partner of Alliance. As of March 31, 1997, Alliance managed over $180 billion in assets. The principal address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

                           A committee of investment professionals at Alliance
                     manages the portion of the Large Cap Fund's assets allocated to Alliance.

AMERICAN EXPRESS ASSET MANAGEMENT GROUP INC.
                     American Express Asset Management Group Inc. (formerly, "IDS Advisory Group Inc.") serves as a Money Manager for a portion of the assets of the Large Cap Fund. American Express Asset Management Group Inc. ("AEAMG") is a registered investment adviser and wholly-owned subsidiary of American Express Financial Corporation. As of May 31, 1997, AEAMG managed over $35 billion in assets with $8 billion of this total in large capitalization growth domestic equities. AEAMG was founded in 1972 to manage tax-exempt assets for institutional clients. The principal business address of AEAMG is IDS Tower 10, Minneapolis, Minnesota 55440.

                           A committee composed of five investment fund managers
                     of the equity investment team has managed the portion of the Large Cap Fund's assets allocated to AEAMG since the Fund's inception. No individual person is primarily responsible for making recommendations to that committee.

BEA ASSOCIATES
                     BEA Associates ("BEA") serves as the Money Manager for the High Yield Bond Fund. BEA is a general partnership organized under the laws of the State of New York and, together with its predecessor firms, has been engaged in the investment advisory business for more than 50 years. BEA is a wholly-owned subsidiary of Credit Suisse, the second largest Swiss bank, which, in turn, is a subsidiary of CS Holding, a Swiss corporation. BEA is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of June 30, 1997, BEA managed approximately $32 billion in assets. BEA's principal business address is One Citicorp Center, 153 East 53rd Street, New York, New York 10022.

                           The High Yield Bond Fund's assets are managed by
                     Richard J. Lindquist, C.F.A. Mr. Lindquist joined BEA in 1995 as a result of BEA's acquisition of CS First Boston Investment Management, and has had 14 years of investment management experience, all 14 years of experience working with high yield bonds. Prior to joining CS First Boston, Mr. Lindquist was with Prudential Insurance Company of America where he managed high yield funds totalling approximately $1.3 billion. Prior to joining Prudential, Mr. Lindquist was managing high yield funds at T. Rowe Price.

BLACKROCK FINANCIAL MANAGEMENT, INC.
                     BlackRock Financial Management, Inc. ("BlackRock") serves as a Money Manager for a portion of the assets of the Core Fixed Income Fund. BlackRock, a registered investment adviser, is a Delaware corporation with its principal business address at 345 Park Avenue, 30th Floor, New York, New York 10154. BlackRock's predecessor was founded in 1988, and as of August 31, 1997, BlackRock had $51 billion in assets under management. BlackRock is wholly-owned by PNC Asset Management Group, Inc., a wholly-owned subsidiary of PNC Bank, N.A. PNC Bank, N.A.'s ultimate parent is PNC Bank Corp., One PNC Plaza, Pittsburgh, Pennsylvania 15265. BlackRock provides investment advice to investment companies, trusts, charitable organizations, pension and profit sharing plans and government entities.

                           BlackRock employs a team approach in managing the
                     Fund assets allocated to BlackRock; however, the fund manager who has day-to-day responsibility for the portion of the Core Fixed Income Fund's assets allocated to BlackRock is Keith Anderson. Mr. Anderson is a Managing Director and Co-Head of Portfolio Management at BlackRock, and has 13 years experience investing in fixed income securities. Prior to the founding of BlackRock in 1988, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation.

BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                     Boston Partners Asset Management, L.P. ("BPAM") serves as a Money Manager for a portion of the assets of the Small Cap Fund. BPAM, a Delaware limited partnership, is a registered investment adviser, and its general partner is Boston Partners, Inc. BPAM was founded in April, 1995, and as of June 30, 1997, it had approximately $10.5 billion in assets under management. BPAM's clients include corporations, endowments, foundations, pension and profit sharing plans, and investment companies. The principal business address of BPAM is One Financial Center, 43rd Floor, Boston, Massachusetts 02111.

                           The portion of the Small Cap Fund's assets allocated
                     to BPAM is managed by Wayne J. Archambo, C.F.A. Mr. Archambo has been employed by BPAM since its organization, and has more than 14 years experience investing in equities. Prior to joining BPAM, Mr. Archambo was employed at The Boston Company Asset Management, Inc. ("TBCAM") from 1989 through April, 1995. Mr. Archambo created TBCAM's small cap value product in 1992. Prior to joining TBCAM in 1989, Mr. Archambo spent six years as a fund manager/analyst for Boston-based Systematic Investors.

CORONATION ASSET MANAGEMENT (PROPRIETARY) LIMITED
                     Coronation Asset Management (Proprietary) Limited ("Coronation") serves as a Money Manager for a portion of the assets of the Emerging Markets Equity Fund. Coronation, a registered investment adviser organized under the laws of the Republic of South Africa, was founded in 1993, and as of July 31, 1997, managed $4.2 billion in assets. The principal business address of Coronation is 80 Strand Street, Cape Town, South Africa, 8001.

                           Investment decisions for Coronation's portion of the
                     assets of the Fund are made by Anthony Gibson and Louis Stassen. Prior to joining Coronation in 1993, Mr. Gibson, the head of Coronation's Investment Committee, and Mr. Stassen, the head of Coronation's research department, worked at Syfrets Managed Assets for seven years and one year, respectively. Prior to joining Syfrets Managed Assets, Mr. Stassen worked as an Investment Analyst for Allan Gray Investment Counsel.

FARRELL WAKO GLOBAL INVESTMENT MANAGEMENT, INC.
                     Farrell Wako Global Investment Management, Inc. ("Farrell Wako") serves as a Money Manager for a portion of the assets of the International Equity Fund. Farrell Wako, a Delaware corporation and a wholly-owned subsidiary of Wako Securities, was founded in 1991 and is a registered investment advisor in the U.S. and Japan. Farrell Wako currently manages over $381 million. The principal address of Farrell Wako is 780 Third Avenue, New York, New York 10017.

                           James L. Farrell, the chairman of Farrell Wako,
                     manages the portion of the assets of the International Equity Fund allocated to Farrell Wako. Mr. Farrell has 32 years of experience in investment management and applied financial research and was responsible for management of over $1 billion in equity assets as Chairman of MPT Associates prior to his association with Farrell Wako.

FIRST OF AMERICA INVESTMENT CORPORATION
                     First of America Investment Corporation ("First America") serves as a Money Manager for a portion of the assets of the Small Cap Fund. First America is a Michigan Corporation that is a wholly-owned subsidiary of First America Bank -- Michigan, N.A., a national banking association, which is in turn a wholly-owned subsidiary of First America Bank Corporation, a registered bank holding company. First America, together with its predecessor, has been engaged in the investment advisory business since 1932. First America's principal business address is 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007. As of June 30, 1997, First America had approximately $15.7 billion in assets under management. First America's clients include mutual funds, trust funds, and individually managed institutional and individual accounts.

                           Mr. Roger Stamper, CFA, has primary responsibility
                     for First America's portion of the assets of the Small Cap Fund. Mr. Stamper is a Managing Director of First America and has been with First America since 1988.

FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC
                     Firstar Investment Research & Management Company, LLC ("FIRMCO") serves as a Money Manager for a portion of the assets of the Core Fixed Income Fund. FIRMCO is a registered investment adviser with its principal business address at 777 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. As of June 30, 1997, it had approximately $20.9 billion in assets under management. FIRMCO is a wholly-owned subsidiary of Firstar Corporation, a bank holding company located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. FIRMCO's clients include pension and profit sharing plans, trusts and estates and one other investment company.

                           Mr. Charles Groeschell, a Senior Vice President of
                     FIRMCO, has been employed by FIRMCO or its affiliates since 1983, and has 15 years experience in fixed income investment management. Mr. Groeschell manages the portion of the Core Fixed Income Fund's assets allocated to FIRMCO.

FURMAN SELZ CAPITAL MANAGEMENT LLC
                     Furman Selz Capital Management LLC ("Furman Selz") serves as a Money Manager for a portion of the assets of the Small Cap Fund. Furman Selz, a Delaware limited liability company whose predecessor was formed in 1977, is a registered investment adviser that managed approximately $8.3 billion in assets as of March 31, 1997. The ultimate parent of Furman Selz is ING Groep N.V., a Dutch financial services company. Furman Selz's principal business address is 230 Park Avenue, New York, NY 10169.

                           Matthew S. Price and David C. Campbell, Managing
                     Directors/Portfolio Managers, have been with Furman Selz for over 5 and 7 years, respectively, and are primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Fund. Prior to joining Furman Selz, Mr. Price and Mr. Campbell were Senior Portfolio Managers at Value Line Asset Management.

LAZARD LONDON INTERNATIONAL INVESTMENT MANAGEMENT
LIMITED
                     Lazard London International Investment Management Limited ("Lazard") serves as a Money Manager for a portion of the assets of the International Equity Fund. Lazard is a registered investment adviser with its principal business address at 21 Moorfields, London, England EC2P 2HT. Lazard, which was founded in 1980, offers international investment services. Lazard and its asset management affiliates manage domestic and international funds for institutions and private clients, including insurance funds, pension funds, charities and mutual funds. As of June 30, 1997, Lazard and its asset management affiliates had approximately $60.4 billion in assets under management.

                           Within the European equity team, Mr. Dino Fuschillo,
                     Director of Lazard, has primary responsibility for the day-to-day management of the portion of the International Equity Fund's assets managed by Lazard. Mr. Fuschillo joined Lazard in 1989, and has specialized in European equity management ever since.

LSV ASSET MANAGEMENT
                     LSV Asset Management ("LSV") serves as a Money Manager for a portion of the assets of the Large Cap and Small Cap Funds. LSV is a registered investment adviser organized as a Delaware general partnership, in which an affiliate of SIMC owns a majority interest. The general partners developed a quantitative value investment philosophy that has been used to manage assets over the past 6 years. The investment process has been implemented for a number of institutional clients with aggregate assets invested of approximately $955 million. The principal business address of LSV is 181 W. Madison Avenue, Chicago, Illinois 60602.

                           Josef Lakonishok, Andrei Shleifer and Robert Vishny,
                     officers of LSV, manage the Funds on an ongoing basis and make adjustments to the investment model based on their research and statistical analysis. Through their investment process, LSV identifies buy and sell candidates subject to specific tolerances and constraints.

                           SIMC pays LSV a fee, which is calculated and paid
                     monthly, based on an annual rate of .20% of the average monthly market value of the assets of the Large Cap Fund and .50% of the average monthly market value of the assets of the Small Cap Fund managed by LSV.

MELLON EQUITY ASSOCIATES
                     Mellon Equity Associates ("Mellon Equity") serves as a Money Manager for a portion of the assets of the Large Cap Fund. Mellon Equity is a Pennsylvania business trust founded in 1987, whose beneficial owners are Mellon Bank, N.A. and MMIP, Inc. Mellon Equity is a professional investment counseling firm that provides investment management services to the equity and balanced pension, public fund and profit-sharing investment management markets, and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. As of June 30, 1997, Mellon Equity had discretionary management authority with respect to approximately $14.4 billion of assets. Mellon Equity's predecessor organization had managed domestic equity tax-exempt institutional accounts since 1947. The principal business address for Mellon Equity is 500 Grant Street, Suite 3700, Pittsburgh, Pennsylvania 15258.

                           William P. Rydell and Robert A. Wilk manage the
                     portion of the Large Cap Fund's assets allocated to Mellon Equity. Mr. Rydell is the President and Chief Executive Officer of

                     Mellon Equity, and has been managing individual and collective portfolios at Mellon Equity since 1982. Mr. Wilk is a Senior Vice President and Portfolio Manager of Mellon Equity, and has been involved with securities analysis, quantitative research, asset allocation, trading and client services at Mellon Equity since April 1990. Prior to joining Mellon Equity, Mr. Wilk was in charge of portfolio management and conducted quantitative research for another investment subsidiary of Mellon Bank Corporation, Triangle Portfolio Associates.

MONTGOMERY ASSET MANAGEMENT, LLC
                     Montgomery Asset Management, LLC ("MAM") serves as a Money Manager for a portion of the assets of the Emerging Markets Equity Fund. MAM is a subsidiary of Commerzbank AG, a German financial institution. As of July 31, 1997, MAM had approximately $9.5 billion in assets under management. MAM has been providing investment management services for over seven years. The principal address of MAM is 101 California Street, San Francisco, California 94111.

                           Josephine S. Jimenez and Bryan L. Sudweeks share
                     primary responsibility for the portion of the Emerging Markets Equity Fund's assets allocated to MAM. Ms. Jimenez has sixteen years experience in emerging markets investment and Dr. Sudweeks has eleven years experience in emerging markets investment. Both joined MAM in 1991.

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, INC.
                     Nicholas-Applegate Capital Management, Inc.
                     ("Nicholas-Applegate") serves as a Money Manager for a portion of the assets of the Small Cap Fund. Nicholas-Applegate has operated as an investment adviser which provides investment services to numerous clients, including employee benefit plans, public retirement systems and unions, university endowments, foundations, investment companies, other institutional investors and individuals. As of June 30, 1997, Nicholas-Applegate had discretionary management authority with respect to approximately $30.3 billion of assets. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, California 92101. Nicholas-Applegate, pursuant to a partnership agreement, is controlled by its general partner, Nicholas-Applegate Capital Management Holdings, L.P., a California Limited Partnership controlled by Arthur
                     E. Nicholas.

                           Nicholas-Applegate manages its portion of the Small
                     Cap Fund's assets through its systematic-driven management team under the general supervision of Mr. Nicholas, founder and Chief Investment Officer of the firm. Nicholas-Applegate's investment team, headed by Lawrence S. Speidell, is primarily responsible for the day-to-day management of the Fund's assets allocated to Nicholas-Applegate. Mr. Speidell has been a fund manager and investment team leader with Nicholas-Applegate since March, 1994. Prior to joining Nicholas-Applegate, he was an institutional portfolio manager with Batterymarch Financial Management.

PACIFIC ALLIANCE CAPITAL MANAGEMENT
                     Pacific Alliance Capital Management ("Pacific") serves as a Money Manager for a portion of the assets of the Large Cap Fund. Pacific is a division of Union Bank of California, N.A.

                     and provides equity and fixed-income management services for corporate pension plans, endowments, foundations, Taft-Hartley Plans, public agencies and individuals. Union Bank of California, N.A., is a wholly-owned subsidiary of the Bank of Tokyo-Mitsubishi Limited. As of June 30, 1997, Pacific had discretionary management authority with respect to approximately $14.7 billion of assets. The principal address of Pacific is 475 Sansome Street, San Francisco, California 94111.

                           A committee of investment professionals at Pacific
                     manages the portion of the Large Cap Fund's assets allocated to Pacific.

PARAMETRIC PORTFOLIO ASSOCIATES
                     Parametric Portfolio Associates ("Parametric") serves as a Money Manager for a portion of the assets of the Emerging Markets Equity Fund. Parametric is a general partnership whose general partners are PIMCO Advisors L.P. ("PIMCO"), the supervisory general partner, and Parametric Management, Inc., the managing general partner (a wholly-owned subsidiary of PIMCO). Parametric's predecessor was founded in 1987, and as of July 31, 1997, Parametric managed approximately $2.4 billion in client assets. Parametric's business address is 701 Fifth Avenue, Suite 7310, Seattle, WA 98104. PIMCO's address is 800 Newport Center Drive, Newport Beach, California 92660.

                           Clifford Quisenberry, CFA, Senior Investment Manager
                     and Research Manager, is responsible for managing the portion of the Fund's assets allocated to Parametric. Prior to joining Parametric, Mr. Quisenberry was a Portfolio Manager with Cutler & Company.

PROVIDENT INVESTMENT COUNSEL, INC.
                     Provident Investment Counsel, Inc. ("Provident") serves as a Money Manager for a portion of the assets of the Large Cap Fund. Provident is a registered investment adviser with its principal business address at 300 North Lake Avenue, Pasadena, California 91101, which, through its predecessors, has been in business since 1951, a wholly-owned subsidiary of United Asset Management ("UAM"), a publicly traded investment adviser holding company. UAM is headquartered at One International Place, Boston, Massachusetts 02110. Provident provides investment advice to corporations, public entities, foundations and labor unions, as well as to other investment companies. As of June 30, 1997, Provident had over $20.4 billion in client assets under management.

                           A team consisting of the senior investment
                     professionals is responsible for the development of investment policy and strategy. The implementation of these decisions for the portion of the Large Cap Fund's assets allocated to Provident is the responsibility of Lauro Guerra, Managing Director, and Jeffrey J. Miller, Managing Director. Mr. Guerra has been with Provident since 1983 and Mr. Miller has been with the firm since 1972.

SELIGMAN HENDERSON CO.
                     Seligman Henderson Co. serves as a Money Manager for a portion of the assets of the International Equity Fund. Seligman Henderson Co. is a New York general partnership and is structured as an equal partnership between J.&W. Seligman & Co. Incorporated and Henderson International Inc., a controlled affiliate of Henderson plc. Seligman Henderson Co. was established in 1991 and manages over $4.0 billion in global and international equity portfolios for U.S. institutional and retail clients. The principal address of Seligman Henderson Co. is 100 Park Avenue, New York, New York 10017.

                           Mr. William Garnett is primarily responsible for the
                     day-to-day management and investment decisions with respect to the portion of the International Equity Funds' assets allocated to Seligman. Mr. Garnett has more than 11 years' experience in managing Japanese small cap equity securities. Mr. Iain Clark, Seligman Henderson Co.'s chief investment officer, has ultimate responsibility for portfolio management. Mr. Clark has more than 25 years experience, including 12 with Henderson plc.

STRATEGIC FIXED INCOME, L.P.
                     Strategic Fixed Income, L.P. ("SFI") serves as the Money Manager for the International Fixed Income Fund. SFI is a limited partnership between Gobi Investment, Inc. and Strategic Investment Management ("SIM"), the limited partner, an Arlington, Virginia-based investment manager. Gobi Investment, Inc. is the general partner, of which Mr. Kenneth Windheim is the sole shareholder and is the president and chief investment officer of the firm. As of July 31, 1997, SFI had approximately $5.7 billion of client assets under management. The principal address of SFI is 1001 Nineteenth Street North, Suite 1720, Arlington, Virginia 22209.

                           Kenneth Windheim, President of SFI, is the portfolio
                     manager of the International Fixed Income Fund. Mr. Windheim is assisted by Gregory Barnett and David Jallits, Directors of SFI. Prior to forming SFI, Kenneth Windheim managed global fixed income portfolios at Prudential Asset Management. Prior to joining SFI, Gregory Barnett was portfolio manager for the Pilgrim Multi-Market Income Fund with active use of foreign exchange option strategies. Prior to that, he was vice president and senior fixed income portfolio manager at Lexington Management. Prior to joining SFI, David Jallits was senior Portfolio Manager for a hedge fund at Teton Partners. From 1982 to 1994, he was Vice President and Global Fixed Income Portfolio Manager at The Putnam Companies.

WALL STREET ASSOCIATES
                     Wall Street Associates ("WSA") serves as a Money Manager for a portion of the assets of the Small Cap Fund. WSA was founded in 1987, and as of July 31, 1997, had approximately $1.2 billion in assets under management. WSA provides investment advisory services for institutional clients, an investment partnership for which it serves as general partner, a group trust, for which it serves as sole investment manager, and an offshore fund for foreign investors for which it serves as the sole investment manager. The principal business address of WSA is at 1200 Prospect Street, Suite 100, La Jolla, California 92037.

                           William Jeffery III, Kenneth F. McCain, and Richard
                     S. Coons, each of whom owns 1/3 of WSA, serve as fund managers for the portion of the Small Cap Fund's assets allocated to WSA. Each is a principal of WSA and they have an average of 27 years of investment management experience.

WESTERN ASSET MANAGEMENT COMPANY
                     Western Asset Management Company ("Western") serves as a Money Manager for a portion of the assets of the Core Fixed Income Fund. Western is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western was founded in 1971 and specializes in the management of fixed income funds. As of June 30, 1997, Western managed approximately $29.6 billion in client assets, including $4.4 billion of investment company assets. The principal business address of Western is 117 East Colorado Boulevard, Pasadena, California 91105.

                           Kent S. Engel, Director and Chief Investment Officer
                     of Western, is primarily responsible for the day-to-day management of the portion of the Core Fixed Income Fund's assets allocated to Western. Mr. Engel has been with Western and its predecessor since 1969.

YAMAICHI CAPITAL MANAGEMENT, INC. AND YAMAICHI CAPITAL MANAGEMENT (SINGAPORE) LIMITED
                     Yamaichi Capital Management, Inc. ("Yamaichi") and Yamaichi Capital Management (Singapore) Limited ("YCMS") jointly serve as Money Manager for a portion of the assets of the International Equity and Emerging Markets Equity Funds. Yamaichi is a New York Corporation established in 1981 and YCMS is a Singapore corporation established in 1979, and each is a wholly-owned subsidiary of Yamaichi International Capital Management Co., Ltd. ("YICM"). Yamaichi, YCMS and YICM are controlled by Yamaichi Securities Co., Ltd., which is located in Tokyo, Japan. YCMS and its affiliates manage approximately $24 billion worldwide. The principal address of Yamaichi is 2 World Trade Center, Suite 9828, New York, New York 10048. The principal address of YCMS is 138 Robinson Road, #13-01/05, Hong Leong Centre, Singapore 068906.

                           Mr. Marco Wong leads the management team for the
                     assets of the International Equity and Emerging Markets Equity Funds allocated to Yamaichi and YCMS. Mr. Wong has been with YCMS since 1986.

INVESTMENT OBJECTIVES
AND POLICIES
     ___________________________________________________________________________

                     Each Fund's investment objective and policies are set forth below. See "General Investment Policies and Risk Factors" for information about additional investment practices that some or all of the Funds may employ.

LARGE CAP FUND
                     The investment objective of the Large Cap Fund is long-term growth of capital and income.

                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in equity securities of large companies (i.e., companies with market capitalizations of more than $1 billion at the time of purchase). Any remaining assets may be invested in investment grade fixed income securities, including variable and floating rate securities, or in equity securities of smaller companies that the Fund's Money Managers believe are appropriate in light of the Fund's objective. The Fund may also purchase illiquid securities, shares of other investment companies, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money and lend its securities to qualified borrowers.

SMALL CAP FUND
                     The investment objective of the Small Cap Fund is capital appreciation.

                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in the equity securities of smaller companies (i.e., companies with market capitalizations of less than $1 billion at the time of purchase). Any remaining assets may be invested in investment grade fixed income securities, including variable and floating rate securities, or in equity securities of larger companies that the Fund's Money Managers believe are appropriate in light of the Fund's objective. The Fund may also purchase illiquid securities, shares of other investment companies, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money and lend its securities to qualified borrowers.

CORE FIXED INCOME FUND
                     The investment objective of the Core Fixed Income Fund is current income consistent with the preservation of capital.

                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in investment grade fixed income securities.

                           The Fund may acquire all types of fixed income
                     securities issued by domestic and foreign private and governmental issuers, including mortgage-backed and asset-backed securities and variable and floating rate securities. The Fund may invest not only in traditional fixed income securities, such as bonds and debentures, but in structured securities that make interest and principal payments based upon the performance of specified assets or indices. Structured securities include mortgage-backed securities such as pass-through certificates, collateralized mortgage obligations and interest and principal only components of mortgage-backed securities. The Fund may also invest in mortgage dollar roll transactions, Yankee obligations, illiquid securities, shares of other investment companies, obligations of supranational agencies, warrants, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money and lend its securities to qualified borrowers.

                           The Core Fixed Income Fund invests in a portfolio
                     with a dollar-weighted average duration that will, under normal market conditions, stay within plus or minus 20% of what the Money Managers believe to be the average duration of the domestic bond market as a whole. The Money Managers base their analysis of the average duration of the domestic bond market on bond market indices which they believe to be representative. The Money Managers currently use the Lehman Aggregate Bond Index for this purpose.

HIGH YIELD BOND FUND
                     The investment objective of the High Yield Bond Fund is to maximize total return.

                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in fixed income securities that are below investment grade, i.e., rated below the top four rating categories by a NRSRO at the time of purchase, or, if not rated, determined to be of comparable quality by the Fund's Money Manager. Below investment grade securities are commonly referred to as "junk bonds," and generally entail increased credit and market risk. See "Lower Rated Securities" in "General Investment Policies and Risk Factors." The achievement of the Fund's investment objective may be more dependent on the Money Manager's own credit analysis than would be the case if the Fund invested in higher rated securities. There is no bottom limit on the ratings of high yield securities that may be purchased and held by the Fund. These securities may have predominantly speculative characteristics or may be in default. Any remaining assets may be invested in equity, investment grade fixed income and money market securities that the Money Manager believes are appropriate in light of the Fund's objective.

                           The Fund may acquire all types of fixed income
                     securities issued by domestic and foreign private and governmental issuers, including mortgage-backed and asset-backed securities, and variable and floating rate securities. The Fund may also invest in Yankee obligations, illiquid securities, shares of other investment companies, warrants, when-issued and delayed-delivery securities, zero coupon obligations, pay-in-kind and deferred payment securities. The Fund may also borrow money, enter into forward foreign currency contracts, and lend its securities to qualified buyers. The Fund's Money Manager may vary the average maturity of the securities in the Fund without limit, and there is no restriction on the maturity of any individual security.

                           The Fund's Money Manager will consider ratings, but
                     it will perform its own analyses and will not rely principally on ratings. The Fund's Money Manager will consider, among other things, the price of the security and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund.

INTERNATIONAL FIXED INCOME FUND
                     The International Fixed Income Fund seeks to provide capital appreciation and current income.

                           Under normal market conditions, the Fund will invest
                     in at least 65% of its total assets in investment grade fixed income securities of issuers located in at least three countries other than the United States.

                           The International Fixed Income Fund may invest its
                     remaining assets in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government securities") and preferred stocks of U.S. and foreign issuers. The Fund also may engage in short selling against the box. The Fund may also invest in securities of companies located in and governments of emerging market countries, as defined below. Investments in emerging markets countries will not exceed 5% of the Fund's total assets at the time of purchase. Such investments entail different risks than investments in securities of companies and governments of more developed, stable nations.

                           The Fund may acquire all types of fixed income
                     securities issued by foreign private and governmental issuers, including mortgage-backed and asset-backed securities, and variable and floating rate securities. The Fund may invest in traditional fixed income securities such as bonds and debentures, and in structured securities that derive interest and principal payments from specified assets or indices. All such investments will be in investment grade securities denominated in various currencies, including the European Currency Unit. The Fund may also invest in illiquid securities, shares of other investment companies, obligations of supranational entities, warrants, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency transactions and swap contracts and lend its securities to qualified buyers.

                           There are no restrictions on the average maturity of
                     the Fund or the maturity of any single instrument. Maturities may vary widely depending on the Fund's Money Managers' assessment of interest rate trends and other economic and market factors.

                           The Fund is a non-diversified fund. Investment in a
                     non-diversified company may entail greater risk than investment in a diversified company. The Fund's ability to focus its investments on a fewer number of issuers means that economic, political or regulatory developments affecting the Fund's investment securities could have a greater impact on the total value of the Fund than would be the case if the Fund were diversified among more issuers. The Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes" for additional information.

                     The Emerging Markets Equity Fund seeks to provide capital appreciation.

                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in the equity securities of emerging market issuers. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The Fund's Money Manager considers emerging market issuers to include companies the securities of which are principally traded in the capital markets of emerging market countries; that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; or that are organized under the laws of and have a principal office in an emerging market country. Under normal market conditions, the Fund maintains investments in at least six emerging market countries and does not invest more than 35% of its total assets in any one country.

EMERGING MARKETS EQUITY FUND

                           The Fund may invest any remaining assets in
                     investment grade fixed income securities, including variable and floating rate securities, of emerging market governments and companies, and may invest up to 5% of its total assets in securities that are rated below investment grade. Certain securities issued by governments of emerging market countries are or may be eligible for conversion into investments in emerging market companies under debt conversion programs sponsored by such governments. Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price volatility than investment grade securities. See "Lower Rated Securities" in "General Investment Policies and Risk Factors."

                           When in the Fund's Money Manager's opinion there is
                     an insufficient supply of suitable securities from emerging market issuers, the Fund may invest up to 20% of its total assets in the equity securities of non-emerging market companies contained in the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index"). These companies typically have larger average market capitalizations than the emerging market companies in which the Fund generally invests.

                           Securities of non-U.S. issuers purchased by the Fund
                     may be purchased on exchanges in foreign markets, on U.S. registered exchanges or the domestic or foreign over-the-counter markets, and may be purchased in initial public offerings. The Fund may also purchase illiquid securities, including "special situation" securities, shares of other investment companies, obligations of supranational entities, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency transactions and swap contracts and lend its securities to qualified buyers.

INTERNATIONAL EQUITY FUND
                     The International Equity Fund seeks to provide capital appreciation.

                           Under normal market conditions, the Fund will invest
                     at least 65% of its total assets in the equity securities of non-U.S. issuers located in at least three different countries. Any remaining assets will be invested in U.S. or non-U.S. cash reserves and money market instruments, as well as variable and floating rate securities. The Fund may also purchase illiquid securities, shares of other investment companies, obligations of supranational entities, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency and swap contracts and lend its securities to qualified buyers.

                           Securities of non-U.S. issuers purchased by the Fund
                     may be purchased on exchanges in foreign markets, on U.S. registered exchanges or the domestic or foreign over-the-counter markets.

                           There can be no assurance that the Funds will achieve
                     their respective investment objectives.

GENERAL INVESTMENT
POLICIES AND RISK
FACTORS
    ____________________________________________________________________________

EQUITY SECURITIES
                     Equity securities represent ownership interests in a company or corporation and include common stock, preferred stock and warrants and other rights to acquire such instruments and convertible securities. Equity securities also include structured securities whose risk and return characteristics are similar to those of traditional equity securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.
FIXED INCOME SECURITIES
                     Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not affect cash income derived from these securities, but will affect a Fund's net asset value.

                           Fixed income securities are considered investment
                     grade if they are rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), or, if not rated, are determined to be of comparable quality by the Fund's Money Managers. The "Appendix" to this Prospectus sets forth a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represents its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness.

                           Fixed income securities rated BBB or Baa lack
                     outstanding investment characteristics, and have speculative characteristics as well. Fixed income securities rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities. In the event a security owned by a Fund is downgraded, the adviser will review the situation and take appropriate action with regard to the security.
FOREIGN CURRENCY TRANSACTIONS
                     The Funds may enter into forward foreign currency contracts to manage its foreign currency exposure and as a hedge against possible variations in foreign exchange rates.

                     The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies.
LOWER RATED SECURITIES
                     The High Yield Bond and Emerging Markets Equity Funds may invest in lower rated securities. Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities generally are not meant for short-term investing.

                           The high yield market is relatively new and its
                     growth paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund's Money Managers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating such Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

                           Lower rated or unrated fixed income obligations also
                     present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

MONEY MARKET
SECURITIES
                     Each Fund may hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, high-grade commercial paper and other short-term debt securities) rated at the time of purchase in the top two categories by an NRSRO, or, if not rated, determined by the advisers to be of comparable quality at the time of purchase.
OPTIONS AND FUTURES
                     Each Fund may purchase or write options (including options on non-U.S. indices and currencies), futures (including futures on U.S. Treasury obligations and Eurodollar instruments) and options on futures. Risks associated with investing in options and futures may include lack of a liquid secondary market, trading restrictions which may be imposed by an exchange, government regulations which may restrict trading, an imperfect correlation between the prices of securities held by a Fund and the price of an option or future and, in the case of non-U.S. futures and options, the risks of investing in foreign markets generally.
PORTFOLIO TURNOVER RATE
                     Each Fund's annual portfolio turnover rate will generally not exceed 150%, except for the Core Fixed Income Fund's portfolio turnover rate, which will generally not exceed 300%. Portfolio turnover rates over 100% will result in higher transaction costs and may result in additional taxes for shareholders. See "Taxes."
SECURITIES OF FOREIGN AND EMERGING MARKET ISSUERS
                     There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange or currency controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Fund.

                           A Fund's investments in emerging markets can be
                     considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

                           In addition to the risks of investing in emerging
                     market country debt securities, a Fund's investment in government, government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.
TEMPORARY DEFENSIVE INVESTMENTS
                     For temporary defensive purposes, when the Money Managers determine that market conditions warrant, the Funds may invest up to 100% of their assets in U.S. dollar-denominated fixed income securities or debt obligations and in domestic and foreign money market instruments. In addition, the Funds may invest in the foregoing instruments and hold cash for liquidity purposes.

                           For additional information regarding the Funds'
                     permitted investments, see "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information. For a description of the above ratings, see the "Appendix."

INVESTMENT LIMITATIONS
        ________________________________________________________________________

                     The investment objectives and certain of the investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed with respect to the Trust or a Fund without the consent of the holders of a majority of the Trust's or that Fund's outstanding shares.

                     NO FUND MAY:

                     1. With respect to 75% of its total assets, (i) purchase
                       securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction does not apply to the International Fixed Income Fund.

                     2. Purchase any securities which would cause more than 25%
                       of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

                     For purposes of the industry concentration limitation, specified in paragraph 2 above, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in the same industry.

                           The foregoing percentage limitations will apply at
                     the time of the purchase of a security. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

PURCHASE AND
REDEMPTION OF SHARES
    ____________________________________________________________________________

                     Shares of each Fund may be purchased or redeemed on days on which the New York Stock Exchange is open for business (each, a "Business Day").

                           Shareholders who desire to purchase shares for cash
                     must place their orders with the Transfer Agent (or its authorized agent) prior to 4:00 p.m. Eastern time on any Business Day for the order to be accepted on that Business Day. Generally, payment for fund shares must be transmitted on the next Business Day following the day the order is placed. Payment for such shares may only be transmitted or delivered in federal funds to the wire agent. The Trust reserves the right to reject a purchase order when the distributor determines that it is not in the best interest of the Trust or its shareholders to accept such purchase order.

                           Purchases will be made in full and fractional shares
                     of a Fund calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of each Fund is determined by dividing the total market value of a Fund's investment and other assets, less any liabilities, by the total number of outstanding shares of that Fund. Net asset value per share is determined daily at the close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Business Day.

                           Information about the market value of each portfolio
                     security may be obtained by SEI Management from an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the pricing service may use a matrix system to determine valuations of equity and fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees. Securities that have maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information).

                           Shares of a Fund may be purchased in exchange for
                     securities included in the Fund subject to SEI Management's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the Shareholder to the Trust upon receipt from the issuer.

                           SEI Management will not accept securities for a Fund
                     unless (1) such securities are appropriate for the Fund at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the Shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; (4) such securities are traded on the American Stock Exchange, the New York Stock Exchange or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Trust's Board of Trustees; and (5) the securities may be acquired under the investment restrictions applicable to the Fund.

                           Shareholders who desire to redeem shares of a Fund
                     must place their redemption orders with the Transfer Agent (or its authorized agent) prior to 4:00 p.m. Eastern time on any Business Day. The redemption price is the net asset value per share of the Fund next determined after receipt by the Transfer Agent of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.

                           The Trust intends to generally make redemptions in
                     cash. The Trust may, however, make redemptions in whole or in part by a distribution in kind of readily marketable securities in lieu of cash. Shareholders may incur brokerage costs on the sale of any such securities so received in payment of redemptions.

                           Purchase and redemption orders may be placed by
                     telephone. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                           If market conditions are extraordinarily active, or
                     other extraordinary circumstances exist, and shareholders experience difficulties placing redemption orders by telephone, shareholders may wish to consider placing their order by other means.
PERFORMANCE
          ______________________________________________________________________

                     From time to time, a Fund may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual yield or future returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

                           The total return of a Fund refers to the average
                     compounded rate of return on a hypothetical investment for designated time periods, assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

                           A Fund may periodically compare its performance to
                     that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), or by financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

                           A Fund may quote various measures of volatility and
                     benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.
TAXES
  ______________________________________________________________________________

                     The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes.

                     State and local tax consequences of an investment in a Fund may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.
TAX STATUS OF THE FUNDS
                     Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. The Funds intend to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Code so as to be relieved of federal income tax on net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital losses) distributed to shareholders.
TAX STATUS OF DISTRIBUTIONS
                     Each Fund distributes substantially all of its net investment income (including net short-term capital gains) to shareholders. Dividends from a Fund's net investment income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares). Distributions of net capital gains are taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year regardless of how long the shareholder has held shares. Dividends distributions of the Core Fixed Income Fund, High Yield Bond Fund, International Fixed Income Fund, Emerging Markets Equity Fund and International Equity Fund will not qualify for the corporate dividends-received deduction. The Funds will provide annual reports to shareholders of the federal income tax status of all distributions.

                           Dividends declared by a Fund in October, November or
                     December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by the Shareholders on December 31 of the year declared if paid by the Fund at any time during the following January.

                           Each Fund intends to make sufficient distributions to
                     avoid liability for the federal excise tax applicable to RICs.

                           Investment income received by the Funds from sources
                     within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes so withheld, the Fund intends to operate so as to meet the requirements of the Code to pass through to the shareholders credit for foreign income taxes paid. Although the Funds intend to meet Code requirements to pass through credit for such taxes, there can be no assurance that the Funds will be able to do so.

                           Each sale, exchange or redemption of Fund shares is a
                     taxable transaction to the shareholder.
GENERAL INFORMATION
                  ______________________________________________________________

TRUSTEES OF THE TRUST
                     The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any fund, and all assets of such fund belong to that fund and would be subject to the liabilities related thereto. The Trust pays its expenses, including the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses.
VOTING RIGHTS
                     Each share held entitles the shareholder of record to one vote. The shareholders of each Fund will vote separately on matters pertaining solely to that Fund, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

                           As of September 1, 1997, Bank of America NT and SA
                     owned a controlling interest (as defined by the Investment Company Act of 1940) in the Trust's International Equity, Core Fixed Income, Large Cap and Small Cap Funds.
REPORTING
                     The Trust issues an unaudited financial report semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES
                     Shareholder inquiries should be directed to SEI Fund Management, Oaks, Pennsylvania 19456.
DIVIDENDS
                     Substantially all of the net investment income (exclusive of capital gains) of each Fund is periodically declared and paid as a dividend. Dividends currently are paid periodically for the International Fixed Income, Emerging Markets Equity and International Equity Funds, monthly for the Core Fixed Income and High Yield Bond Funds and quarterly for the Small Cap and Large Cap Funds. Currently, net capital gains for all the Funds (the excess of net long-term capital gain over net short-term capital loss) realized, if any, will be distributed at least annually.

                           Shareholders automatically receive all income
                     dividends and capital gains distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to SEI Management at least 15 days prior to the distribution.

                           Dividends and capital gains of each Fund are paid on
                     a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or capital gains distributions, a shareholder will pay the full price for the share and receive some portion of the price back as a taxable dividend or distribution.
MASTER/FEEDER OPTION
                     The Trust may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by SIMC in substantially the same manner as the existing Fund. The initial shareholder(s) of each Fund voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Funds. However, shareholders of the Funds will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.
COUNSEL AND INDEPENDENT ACCOUNTANTS
                     Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Coopers & Lybrand LLP serves as the independent accountants of the Trust.
CUSTODIAN
                     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as wire agent for each of the Funds and custodian for the assets of the Large Cap, Small Cap, Core Fixed Income and High Yield Bond Funds. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian for the assets of the International Fixed Income, Emerging Markets Equity and International Equity Funds. CoreStates Bank, N.A. and State Street Bank and Trust Company (each a "Custodian," and, together, the "Custodians") hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

DESCRIPTION OF
PERMITTED INVESTMENTS
AND
RISK FACTORS
          ______________________________________________________________________

                     The following is a description of the permitted investment practices for the Funds, and the associated risk factors:
AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")
                     ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market, EDRs are designed for trading in European securities market and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.
ASSET-BACKED SECURITIES
                     Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. A Fund may invest in other asset-backed securities that may be created in the future if the Money Managers determine that they are suitable.
CONVERTIBLE SECURITIES
                     Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.
DEMAND INSTRUMENTS
                     Certain instruments may entail a demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments include variable rate demand notes.

DERIVATIVES
                     Derivatives are investments that derive their value from other securities, assets or indices. The following may be considered derivative securities: futures, options on futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and
                     POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and STRIPs), privately issued stripped securities (e.g., TIGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments and Risk Factors" for discussions of certain of these instruments, and see "Investment Objectives and Policies" for more information about any investment policies and limitations applicable to their use.
FORWARD FOREIGN CURRENCY CONTRACTS
                     A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

                           At the maturity of a forward contract, the Fund may
                     either sell a fund security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.
FUTURES AND OPTIONS ON FUTURES
                     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

                           An index futures contract is a bilateral agreement
                     pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the Index is made; generally contracts are closed out prior to the expiration date of the contract.

                           In order to avoid leveraging and related risks, when
                     a Fund invests in futures contracts, it will cover its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked to market on a daily basis.

                           A Fund may enter into futures contracts and options
                     on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), and/or foreign exchanges and boards of trade, subject to applicable regulations of the CFTC as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets.

                           There are risks associated with these activities,
                     including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.
ILLIQUID SECURITIES
                     Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with a demand notice period exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations over 7 days in length.

                           The Emerging Markets Equity Fund's Money Managers
                     believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance its capital appreciation potential. Investments in special situations may be illiquid, as determined by the Emerging Markets Equity Fund's Money Managers based on criteria approved by the Board of Trustees. To the extent these investments are deemed illiquid, the Emerging Markets Equity Fund's investment in them will be consistent with its 15% restriction on investment in illiquid securities.
INVESTMENT COMPANIES
                     Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. A Fund does not intend to invest in other investment companies unless, in the judgment of its Money Managers, the potential benefits of such investments exceed the associated costs (which includes any investment advisory fees charged by the investment companies) relative to the benefits and costs associated with direct investments in the underlying securities.

                           Investments in closed-end investment companies may
                     involve the payment of substantial premiums above the net asset value of such issuers' fund securities, and are subject to limitations under the 1940 Act. A Fund may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."
JUNK BONDS
                     Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.
MONEY MARKET SECURITIES
                     Money market securities are high-quality dollar and nondollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. and foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations and governments that issue high-quality commercial paper or similar securities;
                     (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers; and (vi) foreign government obligations.
MORTGAGE-BACKED SECURITIES
                     Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

                           GOVERNMENT PASS-THROUGH SECURITIES:  These are
                     securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Company ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

                           PRIVATE PASS-THROUGH SECURITIES:  These are
                     mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

                           COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"):  CMBS
                     are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan of sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination.

                           COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"):  CMOs
                     are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

                           REMICS:  A REMIC is a CMO that qualifies for special
                     tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

                           STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"):  SMBs
                     are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

MORTGAGE DOLLAR ROLLS
                     Mortgage "dollar rolls," or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase.
OBLIGATIONS OF SUPRANATIONAL ENTITIES
                     Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
OPTIONS
                     A Fund may purchase and write put and call options on indices or securities and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

                           Options on an index give the holder the right to
                     receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. Alternatively, a Fund may choose to terminate an option position by entering into a closing transaction. All settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

                           A Fund that may invest in the securities of a foreign
                     issuer may also purchase and write put and call options on foreign currencies to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

                           All options written on indices or securities must be
                     covered. When a Fund writes an option or security on an index, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open, or will otherwise cover the transaction.

                           RISK FACTORS.  Risks associated with options
                     transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
PRIVATIZATIONS
                     Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.
RECEIPTS
                     Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.
REITS
                     REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.
REPURCHASE AGREEMENTS
                     Arrangements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.
SECURITIES LENDING
                     In order to generate additional income, a Fund may lend securities that it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.
SHORT SALES
                     A Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.
SWAPS, CAPS, FLOORS AND COLLARS
                     Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities a Fund anticipates purchasing at a later date.

                           Swap agreements will tend to shift a Fund's
                     investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and their share price or yield.
U.S. GOVERNMENT AGENCY SECURITIES
                     Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., GNMA securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae securities).
U.S. TREASURY OBLIGATIONS
                     U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry Principal Securities ("STRIPS").
U.S. TREASURY RECEIPTS
                     U. S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
VARIABLE AND FLOATING RATE INSTRUMENTS
                     Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.
WARRANTS
                     Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES, INCLUDING TBA MORTGAGE-BACKED SECURITIES
                     When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement.
YANKEE OBLIGATIONS
                     Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue under Rule 144A under the Securities Act of 1933. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

                           The Yankee obligations selected for a Fund will
                     adhere to the same quality standards as those utilized for the selection of domestic debt obligations.
ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES
                     Zero coupon securities are securities that are sold at a discount to par value, and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

                           To avoid any leveraging concerns, the Fund will place
                     U.S. Government or other liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

                           Additional information on permitted investments and
                     risk factors can be found in the Statement of Additional Information.

APPENDIX--DESCRIPTION OF CORPORATE BOND RATINGS ________________________________

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa
     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
     Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
     Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

INVESTMENT GRADE

AAA
     Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA
     Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A
     Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB
     Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB
     Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B
     Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC
     Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC
     The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C
     The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI
     Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D
     Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF DUFF & PHELPS' LONG-TERM DEBT RATINGS

AAA
     Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+
AA-
     High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+
A-
     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+
BBB-
     Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+
BB
BB-
     Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+
B
B-
     Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC
     Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

DD
     Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP
     Preferred stock with dividend arrearages.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

INVESTMENT GRADE BOND

AAA
     Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA
     Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A
     Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
     Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB
     Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
     Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC
     Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC
     Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C
     Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D
               Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

PLUS (+) MINUS (-)
               Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA', 'DDD', 'DD', or 'D' categories.

DESCRIPTION OF IBCA'S LONG-TERM RATINGS

AAA
     Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

AA
     Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A
     Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB
     Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB
     Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

B
     Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

CCC
     Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

CC
     Obligations which are highly speculative or which have a high risk of default.

C
     Obligations which are currently in default.

NOTES:
     "+" or "-" may be appended to a rating to denote relative status within major rating categories.

      Ratings of BB and below are assigned where it is considered that speculative characteristics are present.

DESCRIPTION OF THOMSON BANKWATCH'S LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA
     The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

AA
     The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A
     The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB
     The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE

(Issues regarded as having speculative characteristics in the likelihood of timely repayment of principal and interest.)

BB
     While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B
     Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

CCC
     Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC
     "CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D
     Default

      Ratings in the Long-Term Debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.